Exhibit 99.1

© 2017 WIDEPOINT CORPORATION. ALL RIGHTS RESERVED. NYSE MKT: WYY Serving the Mobile Needs of a Global Workforce Jin Kang, President & CEO November 2, 2017

This presentation may contain forward - looking information within the meaning of Section 21 E of the Securities Exchange Act of 1934 , as amended (the Exchange Act), including all statements that are not statements of historical fact regarding the intent, belief or current expectations of the company, its directors or its officers with respect to, among other things : (i) the Company's financing plans ; (ii) trends affecting the Company's financial condition or results of operations ; (iii) the company's growth strategy and operating strategy ; (iv) the Company's ability to achieve profitability and positive cash flows ; (v) the Company's ability to raise additional capital on favorable terms or at all ; (vii) the Company's ability to gain market acceptance for its products and (viii) the risk factors disclosed in the Company's periodic reports filed with the SEC . The words "may," "would," "will," "expect," "estimate," "anticipate," "believe," "intend" and similar expressions and variations thereof are intended to identify forward - looking statements . Investors are cautioned that any such forward - looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond the company's ability to control, and that actual results may differ materially from those projected in the forward - looking statements as a result of various factors including the risk factors disclosed in the Company's Annual Report on Form 10 - K for the year ended December 31 , 2016 filed with the SEC on March 30 , 2017 . Safe Harbor Statement NYSE MKT: WYY © 2017 WIDEPOINT CORPORATION 2

0 0.5 1 1.5 2 2.5 3 3.5 2014 2015 2016 2017 2018 2019 2020 Global Device Usage (in billions) Smartphones Tablets Notebooks Desktops Digital Transformation NYSE MKT: WYY © 2017 WIDEPOINT CORPORATION 3 Source Statista 2017 Gartner says 6.4B connected “things” or IOT will be in use globally in 2016.

NYSE MKT: WYY © 2017 WIDEPOINT CORPORATION 4 Proliferation of devices and cloud - based systems is driving demand for secure mobile management and identity solutions. Digital transformation is accelerating Mobile Workforce Challenge

26 years of telecom lifecycle and identity management expertise • Serving a large, fragmented global market (1) – Telecom lifecycle management $6.6B by 2024 – Mobile and identity management $26B by 2022 • Addressing mobile device and cloud - based systems proliferation • Leading provider of proprietary mobility and identity management solutions and expertise, or Trusted Mobility Management (TM2) • Serving customer - centric and provider - centric requirements Unique Mobile Workforce Solutions NYSE MKT: WYY © 2017 WIDEPOINT CORPORATION 5 Source: Gartner

Supporting Diverse U.S. Federal & Commercial Organizations (“3” revenue lines, focused on expanding & broadening our solution sets) Serving Global Markets NYSE MKT: WYY © 2017 WIDEPOINT CORPORATION 6 Telecom Life Cycle Management 1 Mobile and Identity Management 2 Telecom Analytics 3

Solutions Suite Supported by Service

TM2 – Trusted Mobility Management

- TLM – Telecom Lifecycle Management
- IDM – Identity Management
- BP&A – Bill Presentment and Analytics
- SME – Subject Matter Expertise

TM2 framework launched September 2017

- Improves confidentiality and secures access
- Reduces complexity and cost


TLM
TM2
BP&A
IDM

TM2 customer solutions supported across platforms through professional services and subject matter expertise

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Serving the Fortune 100 across a multitude of industries as well as the federal government and its contractors Diverse Domestic Customers NYSE MKT: WYY © 2017 WIDEPOINT CORPORATION 8 Telecom Life Cycle Management Mobile and Identity Management Education Government Transportation Bill Presentment & Analytics Healthcare State and Local

PROPRIETARY & CONFIDENTIAL 9 Diverse Global Customers Telecom Life Cycle Management Mobile and Identity Management Bill Presentment & Analytics Others we are not at liberty to disclose

NYSE MKT: WYY © 2017 WIDEPOINT CORPORATION 10 Growth Drivers for TM2 • Growth of mobile workforces, globally • IT departments supporting multiple platforms and devices • Surging use of mobile apps and cloud services • Identification management to secure critical IT infrastructure • Mobile asset management is a critical IT function Enterprise Solutions Federal Solutions State & Local Solutions

Telecom Life Cycle Management

widepoint

Offering comprehensive solutions from a hosted delivery environment to provide full visibility of telecom assets

Market Size[1]

$6.6B by 2024
16% CAGR
Expanded services profile

Market Drivers

- Mobile devices forcing IT departments to support multiple, disparate platforms
- Customers looking for solutions that optimize costs and stop fraud

Financial profile

- ~70% of business
- Gross margins range ~40% to 90%* (excludes carrier services)

Addressing the Market

- Leveraging federal experience
- Focusing on Tier-1 commercial customers
- Providing telecom analytics over 1.1M commercial endpoints

Source: Gartner

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Mobile and Identity Management

widepoint

Offering trusted digital identities for internet-based enterprise applications to protect users, devices and corporate resources

Market Size[1]

~$26B by 2022
~15% CAGR
Growth driven by surging use of mobile apps and cloud services

Market Drivers

- Mobile workforce expanding faster than prior technology cycles
- Protecting critical infrastructure via authentication
- Critical to network security

Financial profile

- ~30% of business
- Gross margins of ~40% to 60%

Addressing the Market

- Commercial enterprise markets: Cert on Device (CoD), Derived Certs, IoT secured internet
- Leveraging distribution channel strategic partnerships

Source: WidePoint

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Track Record of Revenue Growth NYSE MKT: WYY © 2017 WIDEPOINT CORPORATION 13 $ in millions $50.8 $46.8 $53.3 $70.8 $78.4 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016

Quarterly Revenue Mix NYSE MKT: WYY © 2017 WIDEPOINT CORPORATION 14 $4.3 $4.4 $7.4 $8.7 $9.6 $9.1 $10.1 $12.0 $10.2 $13.5 $8.6 $10.0 $10.9 $8.1 $10.1 $9.4 $9.0 $7.8 $7.9 $8.6 $8.5 $7.4 $8.6 $9.7 $8.6 $8.0 2Q 2014 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2Q 2017 $ in millions Carrier Services Managed Services

Growth Strategy

Driving higher margin revenue growth to create economies of scale, profitability & sustainability

Organic

- Increase wallet share with TM2, integrated solution set
- Realign sales activities with a focus on selling and growing more profitable revenues
- Integrated sales team approach
- Scale revenues to drive positive leverage in earnings
- Strategic hires
- Strategic partnerships

Acquisitions

- Build upon foundation by augmenting solutions with key strategic acquisitions that can:
  - ✓ Add intellectual property
  - ✓ Add new customers
  - ✓ Improve critical mass and more efficiently leverage overhead
  - ✓ Scale more profitably
  - ✓ Target competitors' customer base

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Restructure Sales Model

widepoint

Reigniting growth engines through TM2

Increase Lead Generation

3 Realign Channel Partners

Changing and adding partners with specific industry expertise

4 Increase Customer Wallet Share

Identifying add-ons and cross-selling opportunities

1 Realign Sales and Marketing

Elevating caliber of subject matter experts and sales support

2 Repackage Products

Leverage and replicate public sector success in commercial markets

Increase Sales

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Profitability Improvement Plan

Targeting annual operating expense reductions of $2.5M to $3M heading into fiscal year 2018

Streamline Infrastructure & Reduce Expenses

- Consolidate physical and logical IT infrastructure
  - ✓ Eliminate duplicate overhead
  - ✓ Consolidate help desk and IT environments
- Reduce Expenses
  - ✓ Streamline operations to reduce cost of revenues
  - ✓ Reduce headcount & redundancy
  - ✓ Consolidate facilities
  - ✓ Reduce overhead labor

Reinvesting for Growth

Sales and Marketing – targeted approach

- ↑ Add new products and solutions to our mix, TM2
- ↑ Research & Development – enhanced solutions
- ↑ Technology & customer acquisitions
- ↑ Channel partners & strategic relationships

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Recent Asset Purchase

probaris

- ASSET ACQUISITION: WidePoint acquired the assets of Probaris Technologies Probaris ID® Software Suite for ~ $400,000, upfront cash payment of ~ $300,000, a contingent performance-based payment of ~ $100,000, & certain other revenue sharing-based arrangements
- ENHANCED IP: WidePoint's proprietary identity management offerings are enhanced by the acquisition of Probaris ID. Can serve as a registration authority for enterprises and government agencies that need to issue and manage digital identities
- EXPANDED MARKET: Strategic purchase adds biometric capture and identity vetting capabilities to WidePoint's intellectual property along with new contracts, partners, and other related assets

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Driving towards financial success with critical mass and growth $ in millions` 2016 Optimal Target Ranges Key Drivers to Reach Targets Revenue $78.4 + 10 to 20% At or above industry growth rate Gross margin 17.9% 25% - 35% High margin sales, automation Sales & marketing $2.7 as a % of revenue 3.4% 5% to 8% Managing commission and revenue share to channels & partners General & administrative $14.4 as a % of revenue 18.4% 12% to 14% Administrative and operational location consolidation, cost cuts Operating Margin NM 10% to 15% Driven by higher GM Optimal Financial Model NYSE MKT: WYY © 2017 WIDEPOINT CORPORATION 19

Restructuring Strategy to Improve Revenue and Profitability • Addressing large and growing global need to manage mobile devices and cloud - based systems • Launched a unified solutions platform to reduce complexity and cost • Executing a plan to increase higher margin revenue and improve profitability • Targeting operating expense reductions of $ 2.5M - $3M by 2018 Mobile Workforce Solutions Leader NYSE MKT: WYY © 2017 WIDEPOINT CORPORATION 20

NYSE MKT: WYY © 2017 WIDEPOINT CORPORATION 21 Contacts Investor Relations Brett Maas , Managing Partner Hayden IR Tel 646.536.7331 | www.haydenir.com